Exhibit 10.22
TERMINATION AGREEMENT
This Termination Agreement (the “Agreement”) is made and entered into as of _____, 2026, by and among Bob’s Discount Furniture, Inc. (f/k/a BDF Holding Corp.,) a Delaware corporation (“Parent”), BDF Acquisition Corp., a Delaware corporation (“BDFAC”), and Bain Capital Private Equity, LP, a Delaware limited partnership (“Bain Capital”), as successor to Bain Capital Partners, LLC.
RECITALS:
WHEREAS, the Parties (as defined herein) and certain of Parent’s subsidiaries entered into an advisory agreement dated February 12, 2014 (the “Advisory Agreement”), pursuant to which Bain Capital agreed to provide management, operational, consulting and financial and other advisory services to Parent and its subsidiaries; and
WHEREAS, in connection with the initial public offering of shares common stock of Parent (the “IPO”), and in accordance with Section 14 of the Agreement, the Parties wish to terminate the Advisory Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants in this Agreement and for other consideration (the receipt and sufficiency of which are acknowledged), the Parties agree as follows:
1.    Definitions. In this Agreement (including the recitals hereto), capitalized terms used but not defined herein are intended to have the meanings ascribed thereto in the Advisory Agreement. As used herein, the “Parties” means Parent, BDFAC and Bain Capital, and a “Party” shall mean any one of them.
2.    Termination. The Advisory Agreement shall terminate in its entirety upon the effective time of the registration statement relating to the IPO, to be of no further effect, except as set forth therein as modified by this Agreement. As consideration for services rendered under the Advisory Agreement, including advisory services to be provided by Bain Capital to Parent following closing of the IPO, in lieu of any fee owed pursuant to Section 4(e) of the Advisory Agreement, Parent will cause to be paid to Bain Capital, upon the closing of the IPO, a transaction fee in the amount of $2,000,000 in addition to any accrued and unpaid obligations of Parent and its subsidiaries owed under Section 4 (Payment of Fees) of the Advisory Agreement. In addition, Parent will cause to be paid to Bain Capital any accrued and unpaid obligations of Parent and its subsidiaries under Section 4 (Payment of Fees) of the Advisory Agreement promptly following the date hereof.
3.    Survival of Advisory Agreement Terms. The termination agreed to in this Agreement shall be subject to the terms and conditions of termination set forth in Section 2 to the Advisory Agreement, including that Sections 4(c), 4(f) and 6 through 19 of the Advisory Agreement (except Section 9, which shall be restated as set forth below) whether in respect of or relating to services rendered before or after the date hereof, will survive the termination of the Advisory Agreement to the maximum extent permitted under applicable law.

4.    Restatement of Section 9. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication to the recipient at the addresses indicated below:
If to Parent, or any subsidiary of Parent (including BDFAC):
c/o Bob’s Discount Furniture, Inc.
434 Tolland Turnpike
Manchester, CT 06042
Attention:        Chief Legal Officer
Email:              legal@mybobs.com
with copies (which shall not constitute notice) to:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199
Attention:        Craig E. Marcus
Rachel D. Phillips
Email:             craig.marcus@ropesgray.com
rachel.phillips@ropesgray.com
If to Bain Capital:
Bain Capital Private Equity, LP
200 Clarendon Street
Boston, MA 02116
Attention:        Jennifer Davis
Email:
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199
Attention:        Craig E. Marcus
Rachel D. Phillips
Email:             craig.marcus@ropesgray.com
rachel.phillips@ropesgray.com
5.    Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to its subject matter. Any amendment or modification of this Agreement or any waiver of any provision hereof shall be in writing signed by the Parties.

6.    Severability. If at any time subsequent to the date of this Agreement, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.
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IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative on the date first mentioned hereinabove.
PARENT:

BOB’S DISCOUNT FURNITURE, INC.

By:
Name:
Title:
[Signature page to the Termination Agreement (Advisory Agreement)]

BDFAC:

BDF ACQUISITION CORP.

By:
Name:
Title:
[Signature page to the Termination Agreement (Advisory Agreement)]

BAIN CAPITAL:

BAIN CAPITAL PRIVATE EQUITY, LP

By:
Name:
Title:
[Signature page to the Termination Agreement (Advisory Agreement)]